UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 1, 2026

Date of Report (Date of earliest event reported)

WORTHINGTON STEEL, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-41830	92-2632000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Old Wilson Bridge Road Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 840-3462

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 15, 2026, Worthington Steel, Inc. (the “Company”), Worthington Steel GmbH (“BidCo”), and Klöckner & Co SE (“Klöckner”) entered into a business combination agreement governing the key terms and conditions based on which BidCo launched a voluntary public cash takeover offer to all shareholders of Klöckner to tender each issued and outstanding share of Klöckner (the “Klöckner Shares”) to BidCo at a cash consideration of €11.00 per Klöckner Share (such offer, as amended, the “Offer,” and the transactions contemplated thereby, the “Klöckner Acquisition”). The Company and BidCo expect to consummate the Klöckner Acquisition on June 3, 2026.

On June 1, 2026, in connection with the Klöckner Acquisition, the Company completed the financings described below, including the Note Offering, the Term Loan Facility and the Revolving Facility Amendment (in each case, as defined below).

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On June 1, 2026, the Company issued $700,000,000 aggregate principal amount of its 7.750% Senior Secured Notes due 2033 (the “Notes,” and such offering, the “Note Offering”) pursuant to an indenture (the “Indenture”), dated as of June 1, 2026, among the Company, as issuer, the guarantors from time to time party thereto (the “Note Guarantors”) and Deutsche Bank Trust Company Americas, as trustee and notes collateral agent. The Company intends to use the net proceeds from the Note Offering, together with borrowings under the Term Loan Facility (as defined below) and cash on hand, to fund the consideration payable in connection with the Klöckner Acquisition, to repay certain existing indebtedness of the Company and Klöckner, to pay transaction fees and expenses related thereto and for general working capital purposes.

The Notes and the Note Guarantees (as defined below) have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Interest and Maturity

The Notes bear interest at a rate of 7.750% per annum, payable semiannually in cash in arrears on June 1 and December 1 of each year, commencing December 1, 2026. The Notes will mature on June 1, 2033.

Note Guarantees

The Notes are jointly and severally guaranteed (the “Note Guarantees”) on a senior secured basis by the Company’s present and future restricted subsidiaries that are obligors under the Term Loan Credit Facility (as defined in the Indenture).

Ranking and Security

The Notes and the Note Guarantees are the senior secured obligations of the Company and each of the Note Guarantors, respectively, secured by a lien on substantially all of the assets of the Company and the Note Guarantors, on an equal and ratable basis with all parity lien obligations, subject to certain permitted liens and intercreditor arrangements. The Notes and the Note Guarantees, as applicable:

•	rank equal in right of payment to all of the Company’s or such Note Guarantor’s existing and future senior indebtedness,

•	rank senior in right of payment to all of the Company’s or such Note Guarantor’s obligations that are expressly subordinated in right of payment to the Notes or the Note Guarantees,

•

are effectively subordinated to all of the Company’s or such Note Guarantor’s indebtedness that is secured by liens on assets that do not constitute collateral securing the Notes, to the extent of the value of such assets, and

•	in the case of the Note Guarantees, are structurally subordinated to indebtedness and other liabilities of the Company’s subsidiaries that are not Note Guarantors.

Optional Redemption

At any time prior to June 1, 2029, the Company may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, plus an applicable “make-whole” premium. At any time prior to June 1, 2029, the Company may also redeem up to 40% of the Notes with net cash proceeds of certain equity offerings at a redemption price equal to 107.750% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, at any time prior to June 1, 2029, the Company may redeem up to 10% of the then outstanding aggregate principal amount of the Notes during each twelve-month period at a redemption price equal to 103% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. On or after June 1, 2029, the Company may redeem the Notes, in whole or in part, at specified redemption prices set forth in the Indenture.

Special Mandatory Redemption

If the Klöckner Acquisition is not consummated by March 12, 2027 (or, in certain circumstances, ten business days thereafter) or upon the occurrence of certain other events, the Notes will be subject to a special mandatory redemption at a price equal to 100% of the issue price of the Notes, plus accrued and unpaid interest to, but not including, the date of the special mandatory redemption.

Change of Control

Upon the occurrence of a “change of control,” as defined in the Indenture, the Company may be required to offer to repurchase all of the outstanding principal amount of the Notes at a purchase price of 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

Covenants and Events of Default

The Indenture contains customary covenants, including limitations on the ability of the Company and its restricted subsidiaries to:

•	incur additional indebtedness, certain disqualified stock and preferred stock,

•	create liens,

•	pay dividends or distributions or redeem or repurchase equity,

•	prepay subordinated indebtedness or make certain investments,

•	transfer and sell assets,

•	engage in consolidations, mergers or dispositions of all or substantially all of their assets,

•	enter into agreements that restrict dividends, loans and other distributions from subsidiaries, and

•	enter into transactions with affiliates.

These covenants are subject to a number of important exceptions and qualifications described in the Indenture. In addition, the Indenture contains a number of customary events of default, including, among other things, payment default, failure to comply with covenants or agreements contained in the Indenture or the Notes and certain provisions related to bankruptcy events.

The foregoing descriptions of the Notes and the Indenture do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Indenture (including the form of Note), which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Term Loan Facility

On June 1, 2026, the Company entered into a term loan credit agreement (the “Credit Agreement”), among the Company, as borrower, the lenders from time to time party thereto, and Wells Fargo, National Association, as administrative agent.

The Credit Agreement provides for a seven-year senior secured term loan B credit facility in aggregate principal amount of $700,000,000 (the “Term Loan Facility” and the term loans thereunder, the “Term Loans”), the proceeds of which shall be used, among other things, to finance the Klöckner Acquisition, to pay costs, fees and expenses related thereto and any hedging arrangements in connection therewith and for general working capital purposes.

The Term Loan Facility is secured by a lien on substantially all of the assets of the Company and its wholly-owned material subsidiaries that are guarantors, subject to customary exceptions, certain permitted liens and intercreditor arrangements. The Company may prepay the Term Loans in whole or in part, at any time, subject to a 1.00% prepayment premium in connection with certain repricing transactions and amendments occurring within the first six months after the closing date of the Term Loan Facility. The Credit Agreement contains customary mandatory prepayment requirements.

The Term Loans will bear interest, at the Company’s option, at a per annum rate equal to:

•	a base rate equal to the greatest of:

•	the prime rate,

•	the federal funds rate plus 0.50% and

•	1-month term SOFR plus 1.00%, subject to a floor of 1.00%, plus, in each instance, an applicable rate of 3.00%; or

•	1, 3 or 6-month term SOFR, subject to a floor of 0.00%, plus an applicable rate of 4.00%.

The Credit Agreement contains various representations, warranties and affirmative and negative covenants that the Company considers customary for such facilities, and does not contain a financial covenant. The Credit Agreement also contains customary events of default, including, without limitation, events of default based on defaults in payment obligations, material inaccuracies of representations and warranties, covenant defaults, cross-defaults to other indebtedness, changes in control, bankruptcy and insolvency proceedings, failure of guaranty, security and loan documents, ERISA events and final judgments and orders. Failure to timely pay amounts owed under the Credit Agreement will cause the applicable interest rate and fees to increase by 2.0% on overdue amounts until such event of default has been cured, waived, or amended.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Revolving Credit Agreement

On June 1, 2026, the Company, certain subsidiaries of the Company, PNC Bank, National Association, as agent for the lenders (the “ABL Agent”), and the lenders party thereto entered into the Third Amendment (the “Revolving Facility Amendment”) to the Company’s Revolving Credit and Security Agreement, dated as of November 30, 2023, by and among the Company, as borrower, certain of the Company’s U.S., Canadian and Mexican subsidiaries from time to time party thereto as loan parties, the lenders from time to time party thereto and the ABL Agent, as amended (the “Revolving Facility Agreement”). The Revolving Facility Amendment, among other things, (a) amends the collateral granted under the Revolving Facility Agreement to include substantially all of the personal property assets (subject to certain customary exceptions) of the Company and its U.S. subsidiaries that are guarantors thereunder, in each case, to align with the liens granted pursuant to the Term Loan Facility, and (b) makes other conforming changes to the Revolving Facility Agreement in respect thereof.

The foregoing description of the Revolving Facility Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolving Facility Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On May 28, 2026, the Company issued a press release announcing the pricing of the Note Offering. The text of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of June 1, 2026, among Worthington Steel, Inc., the Note Guarantors and Deutsche Bank Trust Company Americas, as trustee and notes collateral agent

10.1	Term Loan Credit Agreement, dated as of June 1, 2026, among Worthington Steel, Inc., as borrower, the lenders from time to time party thereto, and Wells Fargo, National Association, as administrative agent

10.2	Third Amendment to Revolving Credit and Security Agreement, dated as of June 1, 2026, among Worthington Steel, Inc., as borrower, certain subsidiaries of the Company, PNC Bank, National Association, as agent, and the lenders party thereto

99.1	Press Release, dated May 28, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Information

This Current Report on Form 8-K and the materials included herewith constitute neither an offer to purchase nor a solicitation of an offer to sell Klöckner shares. The final provisions relating to the takeover offer are disclosed in the offer document, as amended. BidCo reserves the right to deviate from the key points set out herein and in the offer document, as amended, in the final terms of the takeover offer to the extent legally permissible. Investors and Klöckner shareholders are strongly advised to read the offer document, as amended, and all other documents relating to the takeover offer, as they contain important information.

The Offer (as amended, “takeover offer”) is being made exclusively on the basis of the applicable provisions of German law, in particular the German Securities Acquisition and Takeover Act (Wertpapiererwerbs- und Übernahmegesetz) (“WpÜG”) and certain securities laws provisions of the United States of America (the “United States” or “U.S.”). The takeover offer will not be made in accordance with the legal requirements of any jurisdiction other than the Federal Republic of Germany or the United States (to the extent applicable). Accordingly, no announcements, registrations, approvals or authorizations for the offer have been made, arranged for or granted outside the Federal Republic of Germany or the United States (to the extent applicable). Investors and holders of Klöckner shares may not claim to be protected by the investor protection laws of any jurisdiction other than the Federal Republic of Germany or the United States (as applicable). Subject to the exceptions described in the offer document, as amended, and any exemptions to be granted by the relevant regulatory authorities, no takeover offer will be made, directly or indirectly, in any jurisdiction where to do so would constitute a violation of applicable national law. This Current Report on Form 8-K may not be published or otherwise distributed, in whole or in part, in any jurisdiction in which the takeover offer would be prohibited by applicable national law.

BidCo and its affiliates or affiliates of its financial advisor reserve the right to directly or indirectly purchase or arrange to purchase Klöckner shares or any other securities that are convertible into, exchangeable for or exercisable for such Klöckner shares outside of the takeover offer, provided that such purchases or arrangements to purchase are not made in the United States and comply with the applicable German statutory provisions, in particular the WpÜG. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Information about such purchases or arrangements to purchase, including the number of Klöckner shares purchased or to be purchased and the consideration paid or agreed, will be published in German and English language without undue delay if and to the extent required under the laws of the Federal Republic of Germany, the United States or any other relevant jurisdiction.

The takeover offer referenced in this Current Report on Form 8-K relates to shares in a German company and is subject to the statutory provisions of the Federal Republic of Germany on the implementation of such an offer, which differ from those of the United States and other jurisdictions in certain material respects. The financial information relating to BidCo and the company included elsewhere, including in the offer document, as amended, has been and will be prepared in accordance with provisions applicable in the Federal Republic of Germany and has not been and will not be prepared in accordance with generally accepted accounting principles in the United States; therefore, it may not be comparable to financial information relating to U.S. companies or companies from other jurisdictions outside the Federal Republic of Germany. The takeover offer will not be submitted to the review or registration procedures of any securities regulator outside of Germany and has not been approved or recommended by any other securities regulator. Klöckner shareholders whose place of residence, incorporation or place of habitual abode is in the United States should note that the takeover offer is being made in respect of securities of a company which is a foreign private issuer within the meaning of the Exchange Act and the shares of which are not registered under Section 12 of the Exchange Act and that the company is not subject to the periodic reporting requirements of the Exchange Act, and is not required to, and does not, file any reports with the U.S. Securities and Exchange Commission (the “SEC”) thereunder. The takeover offer is being made in the United States pursuant to Section 14(e) and Regulation 14E under the Exchange Act, subject to the exemption provided under Rule 14d-1(d) under the Exchange Act, for a Tier II tender offer and will be principally governed by disclosure and other regulations and procedures of the Federal Republic of Germany, including with respect to the takeover offer timetable, settlement procedures, withdrawal, waiver of conditions and timing of payments, which are different from those of the United States. The takeover offer is being made to the company’s shareholders resident in the United States on the same terms and conditions as those made to all other shareholders of the company to whom an offer is made. Any informational documents, including this Current Report on Form 8-K, will be disseminated to U.S. shareholders on a basis comparable to the method that such documents are provided to the company’s other shareholders. To the extent that the takeover offer is subject to U.S. securities laws, such laws only apply to Klöckner shareholders in the United States, and no other person has any claims under such laws.

Any agreement concluded with BidCo as a result of the acceptance of the planned takeover offer will be governed exclusively by the laws of the Federal Republic of Germany and shall be construed accordingly. It may be difficult for shareholders from the United States (or from jurisdictions other than Germany) to enforce their rights and claims arising in connection with the takeover offer under the Securities Act (or other laws known to them) because BidCo and the company are located outside the United States (or the jurisdiction in which the shareholder is domiciled) and their respective officers and directors are domiciled outside the United States (or the jurisdiction in which the shareholder is domiciled). It may be impossible to sue a non-U.S. company or its officers and directors in a non-U.S. court for violations of U.S. securities laws. It may also be impossible to compel a non-U.S. company or its subsidiaries to submit to the judgment of a U.S. court.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. This Current Report on Form 8-K includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding Worthington Steel’s and Klöckner’s plans, objectives, expectations and intentions related to the Klöckner Acquisition, the Note Offering and the expected use of proceeds therefrom, the expected outcomes of the proposed Klöckner Acquisition, the expected timeline for completing the Klöckner Acquisition, and other statements that are not historical or current fact and are characterized by terms like “expects,” “believes,” “anticipates”, “is of the opinion,” “tries,” “estimates,” “intends,” “plans,” “assumes” “may,” “will,” “would,” “should” and “aims” and similar expressions. Forward-looking statements are based on current intentions, assumptions or expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause results to differ materially from current expectations include, but are not limited to, risks and uncertainties regarding Worthington Steel’s and Klöckner’s respective businesses, the proposed Klöckner Acquisition and the Note Offering, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed Klöckner Acquisition on the anticipated terms and timing, including obtaining required regulatory approvals and other conditions to the completion of the Klöckner Acquisition; (ii) the financing arrangements relating to the Klöckner Acquisition, including the Note Offering and the expected use of proceeds therefrom, (iii) the effects of the transaction on Worthington Steel’s and Klöckner’s operations, including on the combined company’s future financial condition and performance, operating results, strategy and plans, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, losses, future prospects, and business and management strategies for the management, expansion and growth of the new combined company’s operations, (iv) the potential impact of the announcement or consummation of the proposed Klöckner Acquisition on relationships with customers, suppliers and other third parties, (v) the ability of the combined company to achieve the anticipated cost synergies or accretion to earnings per share, and (vi) the other factors detailed in Worthington Steel’s reports filed with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as well as the other risks discussed in Worthington Steel’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. Further, it cannot be ruled out that Worthington Steel and/or Klöckner will change their intentions and assessments expressed in documents or notifications or in amendments the offer document yet to be published after publication of the documents or notifications. This Current Report on Form 8-K speaks only as of the date hereof. Each of Worthington Steel and Klöckner disclaims any duty to update the information herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date: June 2, 2026	By:	/s/ Joseph Y. Heuer
	Name:	Joseph Y. Heuer
	Title:	Vice President - General Counsel and Secretary